UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Simon H. Berry, Esq.

       225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	1-513-587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CENTAUR TOTAL RETURN FUND

ANNUAL REPORT

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker -dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 888-484-5766 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 888-484-5766. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

Centaur Total Return Fund	Message to Shareholders
October 31, 2019 (Unaudited)

Dear Fellow Shareholders,

With over 30 years of experience in the investment business, I can’t tell you how enthusiastic I am right now for the prospects of the Centaur Total Return Fund (the “Fund”).

I took the reins of DCM Advisors in the middle of this year and have gotten to know the women and men dedicated to the research and portfolio management of the Fund very well. I have observed them in investment meetings and have seen the quality of their work on various projects and will say this—you have a team of very intelligent, experienced, curious and passionate professionals working on this Fund.

Much of my enthusiasm is centered around the work this team has done over this past summer and fall to innovate. Going into 2020, I believe the Fund will see the positive effects of this innovation in the area of dividend generation. While innovation and hard work won’t automatically produce results that meet or exceed shareholder expectations, I believe the combination will be a contributing factor for the success we all want to achieve.

I am also enthusiastic because our team’s spirit of innovation and quest to improve the portfolio’s prospects for achieving our objectives is ongoing. The team is constantly looking at new ways to add impact and new factors to apply. Indeed, the results of their work towards the very end of the Fund’s fiscal year were quite positive. And it is with this energy that we head into 2020.

I want to once again, thank you for your trusting our experience, innovation, dedication and wisdom to steward the Fund.

Sincerely,

Marc R. Rappaport

Annual Report | October 31, 2019	1

Centaur Total Return Fund	Shareholder Letter
October 31, 2019 (Unaudited)

The Centaur Total Return Fund (the “Fund”) was up 3.2% over the fiscal year ending on October 31, 2019. During this period, the Fund was positioned as a balanced fund following a short transition period after DCM Advisors took over the interim management of the Fund. The Fund had a beta of 0.6 relative to the S&P 500 index. The Fund’s volatility over the course of the year was 9.8%, which was 40% lower than that of the S&P 500 index at 17.0%.

The past fiscal year was dominated by concerns about the Fed’s policy stance, trade friction with China and a slowdown in global trade and manufacturing. Growth expectations were cut as international and domestic economic data pointed to a slowdown. This resulted in declining bond yields, with the 10-year benchmark treasury yield dropping from 3.1% on October 31, 2018 to 1.7% on October 31, 2019. Despite slowing economic and earnings growth, the equity market as reflected in the performance of the S&P 500 index was up 14.3% over the course of the Fund’s fiscal year. Markets were supported by the Fed’s pivot to an accommodative policy stance at the end of January 2019.

DCM Advisors took over the interim management of the Fund on November 16, 2018. During the transition period, the Fund held fewer than 10 equity positions and had a cash and cash-equivalent security balance of almost 70% as the previous manager had liquidated most of the equity positions. Following a short transition period, the Fund was positioned as a balanced fund, with a combination of equities and fixed income, initially set at 60% equities and 40% fixed income.

We invested the equity portion of the Fund in a diversified portfolio of primarily dividend-paying blue-chip stocks with attractive valuations and sustainable, high profitability. The emphasis was on finding undervalued securities with an above-market yield. We also focused on stocks where earnings were supported by cash flows, and where earnings and price momentum were positive.

Additionally, we also increased portfolio diversification by increasing the number of equity holdings. Increased diversification provides a buffer in a slowing earnings growth environment, as companies are prone to revising earnings estimates downwards, which can lead to a severe negative price reaction. A diversified portfolio is better positioned to mitigate against this risk.

The fixed income portion of the Fund was initially positioned mainly in cash and low-duration government and investment-grade corporate bonds. We later added high-yielding securities to boost the yield of the Fund.

The U.S. equity market was very volatile during the Fund’s fiscal first quarter, with a sharp sell-off over the October-December 2018 period, dropping nearly 20% at one point. Volatility increased as the markets absorbed the fact that the U.S. economy and earnings growth would slow down in 2019 as the effects of the 2018 tax cuts faded. In addition, the threat of trade tariffs against China and the possible disruption of the global supply chains roiled equity markets. Furthermore, economic data from China and Europe was weaker than expected. Markets called into question Fed Chairman Powell’s October 3, 2018 comments about future rate hikes being on autopilot, and the hawkish Fed policy stance at the December 2018 meeting of the Federal Open Market Committee (FOMC).

Weaker economic data and increased market volatility led the Federal Reserve to pivot to a neutral policy stance at the January meeting of the FOMC following three rate hikes in 2018. This contributed to a sharp rally in the equity market during the Fund’s fiscal second quarter, with the S&P 500 index providing a total return of 9.5%. The bond market also rallied with the ETF based on the Bloomberg Barclays US Aggregate Bond Index up 1.8%. The Fund was up 2.6% in the Fiscal second quarter. Value and high dividend stocks lagged the broad equity market with the S&P 500 Value index and the Dow Jones Select Dividend Index lagging the S&P 500 index by almost 200bps each. The equity sleeve had a strong tilt towards value and above-market dividends resulting in underperformance relative to the broad equity market. The Fund had a large allocation to short-duration fixed income securities within the fixed income sleeve which lagged the broad bond market.

Equity market volatility increased substantially over the Fund’s fiscal third quarter ending in July 2019 as trade war rhetoric picked up, with the US and China imposing tariffs on each other. In response, we shifted away from those companies with high global exposure. Some of the defensive names that were added to the Fund in July were Cintas, Nestle, Zoetis, Estée Lauder and Kimberley Clark. We repositioned the portfolio to emphasize profitability in addition to value and dividend yield. Bond yields continued to tumble, with the benchmark 10-year US Treasury bond yield dropping from 2.5% to 2.0% over the May through July 2019 period reflecting the growing economic uncertainty. With inflation expectations well-contained, the Fed cut rates in July. It subsequently cut rates in September and October of 2019 as well.

2	www.dcmmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2019 (Unaudited)

By early September, the 10-Year US Treasury Bond Yield dropped to 1.45%. In the Fund’s fiscal fourth quarter, we made significant changes to portfolio positioning in response to low bond yields, more clarity in the Fed’s accommodative policy and major easing in trade tensions. We reduced our fixed income exposure markedly to take advantage of the year’s substantial bond rally (we wound up avoiding a good bit of pain as the US Treasury Bond prices declined heading into the end of the Fund’s fourth quarter). As a result, we were very pleased with the Fund’s growth in the fourth fiscal quarter, especially the last two months, which reflected our shifts.

For the fiscal year, the performance of the equity sleeve of the Fund lagged the broad equity market due to its value and high dividend tilt early in the year. The fixed income sleeve had a large allocation to short-duration securities which lagged the longer-term securities as the yield curve flattened.

Late in the Fund’s fourth fiscal quarter, we made the decision to eliminate the fixed income security holdings and convert the portfolio into an equity portfolio. Our aim is to outperform the broad equity market and achieve an above market dividend yield, targeted at 3.5 – 4.0% under current market conditions. The portfolio will have a core representing around 80% of holdings that will be is designed to outperform the broad equity market. The remaining balance will be invested in a dividend capture sleeve designed to generate high dividend income using a proprietary dividend capture process.

We also have rebalanced the core portfolio to be slightly more growth-oriented, as such companies do well in a slowing economic environment. We added growth-oriented names such as Alphabet, Facebook and Starbucks. We added to the Healthcare sector with superior growth companies such as Bristol-Myers Squibb, Edward Lifesciences, Corcept Therapeutics and Zimmer Biomet. Conversely, we lowered the weighting in Industrials by selling Cummins, Federal Signal and Ingersoll-Rand. The portfolio weighting in technology was increased by adding names such as AMD, Visa and Qorvo, and adding to our Microsoft position.

The dividend capture sleeve of the Fund is tilted towards Financials, Industrials, Utilities and Real Estate stocks due to the higher dividend yield of these sectors. The Fund currently sports a dividend yield of 2.3% compared with 1.9% for the benchmark. The dividend yield is expected to increase to 3.5 - 4.0% as we fully implement the dividend capture process and we are very excited about the prospects of bringing our capabilities in dividend capture to the Fund going forward.

Current positioning

The top five equity holdings as of October 31, 2019 were Microsoft, Simon Property Group, Hercules Capital, Janus Henderson Group and Sabra Health Care REIT. At the end of its fiscal year, the Fund held 83 equity securities diversified across sectors, with overweight positions relative to the S&P 500 index in Health Care, Financials and Energy, and underweights in Information Technology, Consumer Discretionary, Communication Services, Utilities and Industrials. The PE ratio of the Fund is 18.6x compared with 20.3x for the S&P index.

We believe that the Fund is appropriately positioned to perform well in an environment of increased volatility in equity markets and slow but improving macroeconomic growth. We are very positive on the outlook for dividend income generation heading into the new fiscal year.

The Shareholder Letter seeks to describe some of the investment adviser’s current opinions and views of the financial markets. Although the investment adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Shareholder Letter were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2019, please see the Schedule of Investment sections of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Shareholder Letter that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Annual Report | October 31, 2019	3

Centaur Total Return Fund	Performance Update
October 31, 2019 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from October 31, 2009 to October 31, 2019:

Average Annual Total Returns for the periods ended October 31, 2019

	One Year	Five Year	Ten Year	Since Inception*	Gross/Net Expense Ratio**
Centaur Total Return Fund	3.21%	5.05%	8.90%	8.17%	1.95%/ 1.64%
Morningstar Moderately Conservative Target Risk Index®	11.66%	5.06%	6.28%	5.64%	N/A
S&P 500® Total Return Index	14.33%	10.78%	13.70%	8.87%	N/A

Cumulative Total Investment Returns	Since Inception*
Centaur Total Return Fund	215.35%
Morningstar Moderately Conservative Target Risk Index®	123.27%
S&P 500® Total Return Index	246.56%

This graph assumes an initial $10,000 investment on October 31, 2009 and held through October 31, 2019. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the Morningstar Moderately Conservative Target Risk Index® and the S&P 500® Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**

The expense ratios shown are from the Fund’s prospectus dated February 28, 2019. Additional information pertaining to the expense ratios as of October 31, 2019 can be found in the financial highlights.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.dcmmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

4	www.dcmmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 94.51%

Communication Services — 8.56%
Alphabet, Inc., Class A(a)	100	$125,880
Altice USA, Inc., Class A(a)	5,000	154,750
Comcast Corporation, Class A	2,500	112,050
Electronic Arts, Inc.(a)	1,200	115,680
Facebook, Inc., Class A(a)	500	95,825
T-Mobile US, Inc.(a)	1,500	123,990
Verizon Communications, Inc.	2,200	133,034
		861,209
Consumer Discretionary — 7.11%
Adidas AG - ADR	800	123,480
Deckers Outdoor Corporation(a)	500	76,450
Hilton Worldwide Holdings, Inc.	1,200	116,352
Home Depot, Inc. (The)	500	117,290
LGI Homes, Inc.(a)	1,200	94,176
Rent-A-Center, Inc.	4,000	103,480
Starbucks Corporation	1,000	84,560
		715,788
Consumer Staples — 6.27%
Estée Lauder Companies, Inc. (The), Class A	700	130,389
Kimberly-Clark Corporation	1,000	132,880
Nestlé S.A. - ADR	1,000	107,160
Sysco Corporation	1,500	119,805
Walmart, Inc.	1,200	140,712
		630,946
Energy — 5.00%
ConocoPhillips	2,000	110,400
Cosan Ltd., Class A(a)	4,000	67,280
GeoPark Ltd. - ADR(a)	5,000	91,200
Kinder Morgan, Inc.	5,000	99,900
Sunoco LP	4,000	134,440
		503,220
Financials — 14.18%
American Express Company	1,100	129,008
Aon plc	700	135,212
Discover Financial Services	1,400	112,364
Hercules Capital, Inc.	14,500	204,885
Janus Henderson Group plc	8,500	196,605
LPL Financial Holdings, Inc.	1,400	113,176
MetLife, Inc.	2,500	116,975
Moody’s Corporation	400	88,276
Santander Consumer USA Holdings, Inc.	3,500	87,780

See Notes to Financial Statements
Annual Report | October 31, 2019	5

Centaur Total Return Fund	Schedule of Investments
October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 94.51% (CONTINUED)

Financials — 14.18% (Continued)
Synchrony Financial	3,500	$123,795
Voya Financial, Inc.	2,200	118,712
		1,426,788
Health Care — 15.39%
Abbott Laboratories	1,500	125,415
AbbVie, Inc.	1,700	135,235
Bristol-Myers Squibb Company	1,800	103,266
Corcept Therapeutics, Inc.(a)	7,000	102,130
Edwards Lifesciences Corporation(a)	400	95,352
Hologic, Inc.(a)	2,400	115,944
LHC Group, Inc.(a)	1,100	122,067
Quest Diagnostics, Inc.	1,200	121,500
Roche Holding AG - ADR	3,300	124,146
Stryker Corporation	600	129,762
Thermo Fisher Scientific, Inc.	450	135,891
Zimmer Biomet Holdings, Inc.	700	96,761
Zoetis, Inc.	1,100	140,712
		1,548,181
Industrials — 8.10%
Alaska Air Group, Inc.	1,500	104,145
Cintas Corporation	550	147,769
Federal Signal Corporation	400	12,976
Insperity, Inc.	500	52,815
Lockheed Martin Corporation	300	113,004
ManpowerGroup, Inc.	600	54,552
Oshkosh Corporation	1,500	128,070
Quanta Services, Inc.	1,500	63,075
Schneider Electric Se - ADR	7,500	138,975
		815,381
Information Technology — 18.54%
Accenture plc, Class A	700	129,794
Advanced Micro Devices, Inc.(a)	3,000	101,790
Apple, Inc.	700	174,132
Automatic Data Processing, Inc.	700	113,561
Booz Allen Hamilton Holding Corporation	2,000	140,739
Broadcom, Inc.	400	117,140
Cadence Design Systems, Inc.(a)	1,800	117,630
Cisco Systems, Inc.	2,200	104,522
Euronet Worldwide, Inc.(a)	1,000	140,070
Mastercard, Inc., Class A	450	124,565
Microsoft Corporation	1,600	229,392
Qorvo, Inc.(a)	1,200	97,032

See Notes to Financial Statements
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Centaur Total Return Fund	Schedule of Investments
October 31, 2019

	Shares	Fair Value
COMMON STOCKS — 94.51% (CONTINUED)

Information Technology — 18.54% (Continued)
Sapiens International Corporation N.V.	5,000	$105,650
Visa, Inc., Class A	600	107,316
Xperi Corporation	3,000	60,915
		1,864,248
Materials — 2.91%
CRH plc - ADR	2,700	98,550
MMC Norilsk Nickel PJSC - ADR	4,000	110,940
Rio Tinto plc - ADR	1,600	83,216
		292,706
Real Estate — 6.76%
American Tower Corporation, Class A	300	65,424
Americold Realty Trust	1,400	56,126
Sabra Health Care REIT, Inc.	8,200	201,720
Simon Property Group, Inc.	1,350	203,418
STORE Capital Corporation	2,000	81,000
Welltower, Inc.	800	72,552
		680,240
Utilities — 1.69%
Black Hills Corporation	1,400	110,362
NRG Energy, Inc.	1,500	60,180
		170,542
Total Common Stocks (Cost $9,115,499)		9,509,249

MONEY MARKET FUNDS — 16.13%

Fidelity Investments Money Market Government Portfolio, Class I, 1.71%(b)	1,623,162	1,623,162

Total Money Market Funds (Cost $1,623,162)		1,623,162

Total Investments — 110.64% (Cost $10,738,661)		11,132,411

Liabilities in Excess of Other Assets — (10.64)%		(1,070,179)

NET ASSETS — 100.00%		$10,062,232

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2019.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See Notes to Financial Statements
Annual Report | October 31, 2019	7

Centaur Total Return Fund	Schedule of Investments
October 31, 2019

Summary of Investments (Unaudited)	% of Net Assets	Value
Common Stocks
Information Technology	18.54%	$1,864,248
Health Care	15.39%	1,548,181
Financials	14.18%	1,426,788
Communication Services	8.56%	861,209
Industrials	8.10%	815,381
Consumer Discretionary	7.11%	715,788
Real Estate	6.76%	680,240
Consumer Staples	6.27%	630,946
Energy	5.00%	503,220
Materials	2.91%	292,706
Utilities	1.69%	170,542
Money Market Funds	16.13%	1,623,162
Liabilities in Excess of Other Assets	(10.64)%	(1,070,179)
Total	100.00%	$10,062,232

See Notes to Financial Statements
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Centaur Total Return Fund	Statement of Assets and Liabilities
October 31, 2019

Assets
Investments in securities, at value (cost $10,738,661)	$11,132,411
Cash	4,629
Receivable for investments sold	1,148,604
Dividends receivable	10,054
Receivable from Adviser	21,244
Prepaid expenses	12,488
Total Assets	12,329,430

Liabilities
Payable for fund shares redeemed	58,569
Payable for investments purchased	2,180,352
Payable to Administrator	6,334
Payable to trustees	2,000
Other accrued expenses	19,943
Total Liabilities	2,267,198
Net Assets	$10,062,232

Net Assets consist of:
Paid-in capital	9,701,656
Accumulated earnings	360,576
Net Assets	$10,062,232
Shares outstanding (unlimited number of shares authorized, no par value)	861,044
Net asset value, offering and redemption price per share	$11.69

See Notes to Financial Statements
Annual Report | October 31, 2019	9

Centaur Total Return Fund	Statement of Operations
For the year ended October 31, 2019

Investment Income
Dividend income (net of foreign taxes withheld of $3,042)	$298,650
Interest income	62,861
Total Investment Income	361,511

Expenses
Adviser	138,941
Legal	56,844
Administration	40,666
Fund accounting	34,176
Registration	30,190
Insurance	24,553
Transfer agent	17,000
Audit and tax	15,300
Report printing	11,339
Trustee	11,000
Custodian	6,442
Pricing	2,701
Miscellaneous	14,471
Total Expenses	403,623
Fees contractually waived and expenses reimbursed by the Adviser	(186,528)
Net Operating Expenses	217,095
Net Investment Income	144,416

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(146,983)
Net change in unrealized appreciation of investment securities	205,751
Net Realized and Unrealized Gain on Investments	58,768
Net Increase in Net Assets Resulting From Operations	$203,184

See Notes to Financial Statements
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Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$144,416	$(219,860)
Long-term capital gain dividends from investment companies	—	20,031
Net realized gain (loss) on investment securities transactions	(146,983)	2,470,682
Net change in unrealized appreciation (depreciation) on investment securities	205,751	(1,890,145)
Net increase in net assets resulting from operations	203,184	380,708

Distributions From
Earnings	(2,230,796)	(2,637,932)
Total Distributions	(2,230,796)	(2,637,932)

Capital Transactions
Proceeds from shares sold	385,542	4,834,134
Reinvestment of distributions	2,154,320	2,559,454
Amount paid for shares redeemed	(15,700,927)	(5,577,025)
Net increase (decrease) in net assets resulting from capital transactions	(13,161,065)	1,816,563
Total Decrease in Net Assets	(15,188,677)	(440,661)

Net Assets
Beginning of year	25,250,909	25,691,570
End of year	$10,062,232	$25,250,909

Share Transactions
Shares sold	33,483	358,503
Shares issued in reinvestment of distributions	194,433	198,407
Shares redeemed	(1,307,657)	(419,188)
Net increase (decrease) in shares outstanding	(1,079,741)	137,722

See Notes to Financial Statements
Annual Report | October 31, 2019	11

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each year presented.

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net Asset Value, Beginning of Year	$13.01	$14.25	$12.81	$12.83	$13.97

Income from investment operations:
Net investment income (loss)	0.17	(0.11)	(0.17)	(0.12)	(0.17)
Net realized and unrealized gain on investments	0.16	0.35	2.24	0.75	0.05
Total from Investment Operations	0.33	0.24	2.07	0.63	(0.12)

Less distributions:
Net realized gains on investments	(1.65)	(1.48)	(0.63)	(0.65)	(1.03)
Total distributions	(1.65)	(1.48)	(0.63)	(0.65)	(1.03)

Paid in Capital:
Paid in capital from redemption fees	—	—	—	— *	0.01

Net asset value, End of Year	$11.69	$13.01	$14.25	$12.81	$12.83

Total Return(a)	3.21%	1.80%	16.73%	5.25%	(0.87)%

Net Assets, End of Year (in thousands)	$10,062	$25,251	$25,692	$25,923	$30,375

Ratio of Gross Expenses to Average Net Assets	3.15%	2.56%	2.55%	2.81%	2.44%
Ratio of Net Expenses to Average Net Assets	1.70%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.13%	(0.84)%	(1.19)%	(0.89)%	(0.94)%

Portfolio Turnover Rate	338%	142%	126%	127%	112%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*	Rounds to less than $0.005 per share.

See Notes to Financial Statements
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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2019

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as diversified as defined in the 1940 Act.

On March 7, 2019, at a Special Meeting of the Shareholders of the Fund, the shareholders approved a new investment advisory agreement between the Trust, on behalf of the Fund, and DCM Advisors, LLC (“DCM”), a Delaware limited liability company, registered as an investment advisor under the 1940 Act. Prior to March 7, 2019, an interim Advisory Agreement was approved by the Board of Trustees of the Trust, at a meeting on November 1, 2018, in which DCM assumed management of the Fund using the current investment objectives, strategies, advisory fee rate and expense limitation agreement.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined under policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation

Options are valued at their last quoted sales price at the valuation time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the valuation time. If an option is not traded on the valuation date and there is an ask price but no bid price is readily available at the valuation time, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. An option may be valued at Fair Value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and ask prices as of the valuation time are not readily available.

Annual Report | October 31, 2019	13

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2019

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1

– Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2

– Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	– Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2019.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$9,509,249	$—	$—	$9,509,249
Money Market Funds	1,623,162	—	—	1,623,162
Total	$11,132,411	$—	$—	$11,132,411

Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2019

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. As of October 31, 2019, the Fund was not invested in any written or purchased options contracts.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019:

Risk Exposure	Statement of Operations Location	Realized Loss of Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
Equity (Purchased Options Contracts)	Net realized loss on investment securities transactions/ Net change in unrealized appreciation of investment securities	$(75,271)	$85,660

The volume of derivative activity was limited to one month during the fiscal year ended October 31, 2019. The options held at prior year end were subsequently sold during the following month. As of October 31, 2019, the Fund was not invested in any derivatives.

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2019, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

Annual Report | October 31, 2019	15

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2019

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar year. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

Prior to February 28, 2016, the Fund charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes

As of and during the year ended October 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2019

3. TRANSACTIONS WITH AFFILIATES

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor for the Fund and has served in such capacity since November 16, 2018. Effective March 7, 2019, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.75%. Prior to March 7, 2019, the Advisor served in the capacity of investment advisor to the Fund pursuant to an interim investment advisory agreement dated November 16, 2018 with the Trust on behalf of the Fund (the “Interim Advisory Agreement”). As full compensation for the investment advisory services provided to the Fund under the Interim Advisory Agreement, the Advisor received monthly compensation based on the Fund’s average daily net assets at the annual rate of 1.50%. Prior to November 16, 2018, the Fund paid the Fund’s previous investment advisor, Centaur Capital Partners, L.P. (the “Prior Advisor”), an investment advisory fee based on the Fund’s average daily net assets at the annual rate of 1.50%. For the year ended October 31, 2019, the Advisor and Prior Advisor earned fees of $122,963 and $15,978, respectively.

Effective as of March 7, 2019, the Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the Fund for the period ending February 28, 2021. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board. Prior to March 7, 2019, the Advisor and the Prior Advisor, had each entered into an Expense Limitation Agreement with the Fund with an expense cap of 1.95%. For the year ended October 31, 2019, the Advisor and Prior Advisor waived fees and reimbursed expenses in the amount of $172,501 and $14,027, respectively.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were $36,514,680 and $34,718,945, respectively, for the year ended October 31, 2019.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2016, 2017 and 2018 and during the year ended October 31, 2019, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Annual Report | October 31, 2019	17

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2019

As of October 31, 2019, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$10,738,847	$498,216	$(104,652)	$393,564

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	October 31, 2019	$597,890	$1,632,906
	October 31, 2018	1,720,774	917,158

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Losses	Net Unrealized Appreciation	Total Distributable Earnings
Centaur Total Return Fund	$132,190	$(165,178)	$393,564	$360,576

As of October 31, 2019, the Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $165,178.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of October 31, 2019, there were three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined that there are no other items requiring adjustment of the financial statements or additional disclosure.

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Centaur Total Return Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust
and the Shareholders of Centaur Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Centaur Total Return Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Fund”), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in Centaur Mutual Funds Trust since 2005.

Philadelphia, Pennsylvania
December 26, 2019

Annual Report | October 31, 2019	19

Centaur Total Return Fund	Summary of Fund Expenses
October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value, May 1, 2019	Ending Account Value, October 31, 2019	Expense Ratio(a)	Expenses Paid During Period(b)
Actual	$ 1,000.00	$ 1,012.10	1.50%	$ 7.61
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.64	1.50%	$ 7.63

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

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Centaur Total Return Fund	Additional Information
October 31, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. Furthermore, you may obtain a copy of these fillings without charge, upon request, by calling the Fund at 1-888-484-5766.

3. TAX INFORMATION

Qualified Dividend Income. The Fund designates approximately 9.11% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Qualified Business Income. The Fund designates approximately 0.00% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2019 ordinary income dividends, 10.96% qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 2019, the Fund designated $1,632,906 as 20% long-term capital gains distributions.

4. APPROVAL OF ADVISORY AGREEMENT

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, reviewed and approved the Interim Advisory Agreement and the Fund’s current Investment Advisory Agreement (“Current Advisory Agreement”) with the DCM Advisors LLC (the “Advisor”) for a 150-day term and a two-year term, respectively (collectively the “Agreements”), prior to the termination of the previous Investment Advisory Agreement between the Fund and Centaur Capital Partners, L.P. (the “Prior Advisory Agreement”) The Prior Advisory Agreement terminated on November 15, 2018. The Board approved the Agreements at an in-person meeting held on November 1, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel. In deciding whether to approve the Agreements, the Trustees recalled their review of the materials related to the Fund and the Advisor and their various discussions with management of the Trust, the Advisor and legal counsel regarding the Advisor and the Fund’s operations. The Trustees also determined that the compensation to be received under the Interim Advisory Agreement was no greater than the compensation the prior advisor would have received under the Prior Advisory Agreement. The Board further considered numerous other factors, including the following factors:

The nature, extent, and quality of the services to be provided by the Advisor. In this regard, the Board reviewed the services to be provided by the Advisor to the Fund including, without limitation, its experience and personnel, the background and experience of the anticipated portfolio managers, Dr. Chopra and Mr. Serbe, the Advisor’s compliance procedures and practices, and its marketing plan to promote the Fund and assist in distribution of its shares. After reviewing the foregoing information and further information provided by the Advisor (e.g., descriptions of the Advisor’s business and its Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Advisor are satisfactory and adequate for the Fund.

The investment management capabilities and experience of the Advisor. In this regard, the Board considered the Advisor’s representation that it will manage the Fund in accordance with the Fund’s current investment objective and strategies. The Board reviewed the Advisor’s description of its expected process for selecting securities for the Fund. The Board also considered the experience of the Advisor and its

Annual Report | October 31, 2019	21

Centaur Total Return Fund	Additional Information
October 31, 2019 (Unaudited)

affiliates in managing client assets, Advisor’s total amount of assets under management, and the portfolio management experience of Dr. Chopra and Mr. Serbe. Following discussion of the Advisor’s experience as an investment advisor and other factors, the Board concluded that the investment management capabilities of the Advisor was satisfactory.

The Performance of the Advisor. In this regard, the Board reviewed the investment performance of the Advisor in managing investments for other clients with investment objectives and strategies similar to, or overlapping in whole or in part, with those of the Fund. After evaluating the performance of the Advisor in such capacities, the Board concluded that the performance of the Advisor was satisfactory.

Cost of Services and Projected Profits of the Advisor with respect to the Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the financial condition of the Advisor and its parent organization, Dinosaur Group Holdings, LLC, a Delaware limited liability company (“DGH”), and the level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund, including the advisory fees under each of the Interim Advisory Agreement and the Current Advisory Agreement. The Board noted that under the Interim Advisory Agreement, the Fund would pay an advisory fee at the same rate as under the Prior Advisory Agreement and that under the Current Advisory Agreement, the Fund would pay a lower advisory fee than the advisory fee under the Prior Advisory Agreement. The Board also noted that the Advisor agreed to an interim expense limitation agreement , which has an expense cap that is the same as the expense cap under the prior expense limitation agreement (the “Prior ELA”) and a new expense limitation agreement (the “Current ELA”) which has a lower expense cap than the expense cap under the Prior ELA. The Board further took into account the Advisor’s commitment to continue an expense limitation agreement for the Fund until at least February 28, 2020.

The Board also considered potential benefits to the Advisor in managing the Fund, including promotion of the Advisor’s name and the ability to place accounts in the Fund which the Advisor is currently unable to manage due to lack of custodian relationships or platform access. The Board compared the fees and expenses of the Fund (including the advisory fee under the Agreements) to the average and median advisory fees and expense ratios of funds in the Morningstar 50% - 70% Equity Allocation category under $50 million, True No-Load, and other funds within Morningstar categories comparable to the Fund. In considering the comparison of fees and expense ratios between the Fund and comparable funds, the Board looked at the differences in the types of funds being compared, the style of investment management, the size of comparable funds and the nature of the investment strategies. The Board noted that the management fee and net expense ratio of the Fund under the Interim Advisory Agreement will be higher than the average and median of the funds in the Morningstar 50% - 70% Equity Allocation category under $50 million, True No-Load, and other funds within Morningstar categories comparable to the Fund, but less than the highest management fee and net expense ratio of the funds in the category. The Board also noted that the advisory fee under the Current Advisory Agreement will be equal to the median advisory fee of other funds within Morningstar categories comparable to the Fund and lower than the average advisory fee of other funds within the category. The Board also noted that while the net expense ratio of the Fund will be higher than the average and median of other funds within Morningstar categories comparable to the Fund, it will be less than the highest net expense ratio. The Board also compared the advisory fee under the Current Advisory Agreement to the fees the Advisor charges other clients. The Board noted that the fee structure applicable to the Advisor’s other clients was not indicative of any unreasonableness with respect to the advisory fee under the Current Advisory Agreement. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Advisor by the Fund under the Agreements are fair and reasonable in relation to the nature and quality of the services to be provided by the Advisor.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the proposed fee arrangement of the Fund with the Advisor involves both an advisory fee and an expense limitation agreement. The Board determined that, while the proposed advisory fee under the Agreements remain the same at all asset levels, the Fund will experience benefits from a lower advisory fee under the Current Advisory Agreement. Additionally, the Board determined that the Fund will benefit from the lower expense cap under the Current ELA and will continue to experience benefits from the expense limitation agreement until the Fund’s assets grow to a level where its expenses otherwise fall below the expense cap limit. In addition, the Board noted that the Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following further discussion of the asset level of the Fund and expectations for growth and levels of fees, the Board determined that the Fund’s proposed fee arrangements with the Advisor will provide benefits through the expense limitation agreements and that, at the Fund’s current and projected asset levels, the Fund’s proposed arrangement with the Advisor is fair and reasonable.

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Centaur Total Return Fund	Additional Information
October 31, 2019 (Unaudited)

The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s expected portfolio turnover rates for the Fund in the first year and thereafter. The Board also considered the Advisor’s policies and procedures, to seek best execution for the Fund’s portfolio transactions. The Board considered the process by which evaluations will be made of the overall reasonableness of commissions paid; the Advisor’s method and basis for selecting and evaluating broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Advisor anticipates allocating portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the Advisor’s personnel to be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the process for allocating trades amongst the Advisor’s clients; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics, specifically as it relates to possible conflicts of interest. Following further consideration and discussion, the Board found for the Fund that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Other topics or issues. In this regard, the Board considered the Advisor’s current compliance policies and procedures and its intended program of compliance policies and procedures related to serving as an investment advisor to a mutual fund. The Board also considered the Advisor’s insurance coverage, risk management program and clean regulatory history. After further review and discussion, the Board indicated its satisfaction with the Advisor’s operations as they related to the Fund.

Following its consideration of all of the foregoing, as well as other factors, the Board unanimously concluded that approval of the Agreements was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberations regarding the approval of the Agreements, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weight to the various factors list above.

Annual Report | October 31, 2019	23

Centaur Total Return Fund	Additional Information
October 31, 2019 (Unaudited)

Trustees and Officers

Name, Address, and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	Retired, Private Investor (2016 to present); President and Chief Executive Officer (“CEO”) of NC Mutual Life Insurance Company (insurance company) (May 2003 to December 2015).	1

Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its seventeen series, WST Investment Trust for its two series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company.

Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its two series (a registered investment company)
INTERESTED TRUSTEE
Marc Rappaport (Born 1963)	Trustee	Since 09/2019	CEO of DCM Advisors, LLC	1	NONE
OFFICERS
David R. Carson, (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Vice President – Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 – present)	n/a	n/a
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019

Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President, Associate Director of Financial Administration, Utimus Fund Solutions, LLC (December 2015 to February 2019)

				n/a	n/a
Simon H. Berry (Born 1971)	Secretary/Chief Compliance Officer	Secretary since 6/2017; CCO since 11/2018	Senior Attorney of Ultimus Fund Solutions LLC from 2016 to present; Staff Attorney Supervisor of Kentucky Department of Financial Institutions from 2009 to 2016.	n/a	n/a

24	www.dcmmutualfunds.com

Centaur Mutual Funds Trust	Privacy Policy

Rev. 10/2013
FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and assets

● Account balances and transaction history

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-888-484-5766

Annual Report | October 31, 2019	25

CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust, on behalf of the Centaur Total Return Fund, each a series of the Trust.
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us your account information

● make deposits or withdrawals from our account

● pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Centaur Capital Partners LP, the investment advisor, is an affiliate of the Centaur Mutual Funds Trust.

● DCM Advisors, LLC, the investment adviser, is an affiliate of Dinosaur Group Holdings, LLC.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

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The Centaur Total Return Fund is distributed by Ultimus Fund Distributors, LLC.

Item 2. Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principle Accountant Fees and Services.

a) Audit Fees – Audit fees billed for the registrant for the fiscal years ended October 31, 2019 and October 31, 2018 were $12,500 and $12,500, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years

(b) Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2019 and October 31, 2018 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees – The tax fees billed for the fiscal years ended October 31, 2019 and October 31, 2018 were $2,000 and $2,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d) All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e) (1) The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e) (2) No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule

2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2019 and October 31, 2018 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	01/06/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	01/06/2020

By (Signature and Title)*		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	01/06/2020